                                TABLE OF CONTENTS

                 MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                            CONTIMORTGAGE CORPORATION

                                       AND

                       MORTGAGE PLUS EQUITY AND LOAN CORP.



            1.       DEFINITIONS.
            2.       ADVANCES.
            3.       SALE OF MORTGAGE LOANS ADVANCED UNDER THE AGREEMENT.
            4.       CONDITIONS PRECEDENT TO ADVANCES.
            5.       REPRESENTATIONS AND WARRANTIES.
            6.       INTEREST, FEES AND OTHER PAYMENTS.
            7.       REPAYMENT OF ADVANCES.
            8.       SECURITY.
            9.       COVENANTS OF BORROWER.
           10.       EVENTS OF DEFAULT AND REMEDIES.
           11.       INDEMNIFICATIONS.
           12.       NOTICES.
           13.       ACCESS TO BORROWER DOCUMENTS AND INFORMATION.
           14.       TERMINATION.
           15.       MISCELLANEOUS PROVISIONS.

                     EXHIBIT A- PROMISSORY NOTE
                     EXHIBIT B- ESSENTIAL MORTGAGE FILE DOCUMENTS
                     EXHIBIT C- FORM OF REQUEST FOR BORROWING
                     EXHIBIT D- GENERAL UNDERWRITING GUIDELINES AND
                                PRODUCT DESCRIPTIONS
                     EXHIBIT E- CLOSING AGENT INSTRUCTION LETTER
                     EXHIBIT F- GUARANTEE AGREEMENT
                     EXHIBIT G- LISTING OF OTHER CREDIT FACILITIES OF
                                BORROWER
                     EXHIBIT H- OFFICER'S CERTIFICATE
                     EXHIBIT I- WIRING INSTRUCTIONS
                     EXHIBIT J- LISTING OF QUALIFIED INVESTORS
                     EXHIBIT K- UCC-1 SCHEDULE A

                                                                   EXHIBIT 10.12



                 MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

           THIS MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT made this 20TH
                                                                         ----
day of MARCH, 1998 by and between CONTIMORTGAGE CORPORATION, a Delaware
       -----
corporation, with its principal address at One ContiPark, 338 South Warminster Road, Hatboro, PA 19040-3430 ("Lender") and MORTGAGE PLUS EQUITY AND LOAN CORP., a New York corporation, with its principal address at 6851 Jericho Turnpike, Ste. 246, Syosset, NY 11791 ("Borrower").


                                    RECITALS
                                    --------

           WHEREAS, Lender wishes to lend, and Borrower wishes to borrow, subject to the terms and conditions stated below, money in connection with a mortgage warehouse funding facility for certain mortgage loans originated by Borrower.

           WHEREAS, Borrower expects to use this mortgage warehouse facility to fund the origination of certain mortgage loans and Lender expects to fund such activities of Borrower through advances of money under this Agreement.

           WHEREAS, Lender expects repayment of such advances made under this Agreement from the subsequent sale by Borrower of the mortgage loans originated by Borrower.

                                   PROVISIONS
                                   ----------

           NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, and in consideration of the premises and of the covenants and agreements hereinafter contained, agree as follows:

1.         DEFINITIONS.
           -----------

           1.1. Whenever used in this Agreement the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                     Advance: Any advance of money by Lender to Borrower made
                     -------
under this Agreement.

                     Advance Date:  Any Business Day on which Lender makes on
                     ------------
Advance, which shall be no earlier than one (1) Business Day prior to the date on which the proceeds of the Mortgage Loan for which such funds are to be advanced is required to be disbursed under the terms of the Mortgage Loan and applicable law.

                     Advance Repayment Date:  The date not later than thirty
                     ----------------------
(30) calendar days following an Advance Date, or the next Business Day after such date if such date does not fall on a Business Day.

                     Agreement:  This Mortgage Warehouse Loan and Security
                     ---------
Agreement, including all exhibits and schedules attached or delivered pursuant hereto, and as the same may be amended, extended and supplemented from time to time.

                     Approved Title Underwriter:  Any title underwriter that is
                     --------------------------
authorized to issue title policies in the state where the subject Mortgage Loan is to be originated and is either (a) expressly approved by Lender in writing, or (b) currently rated by LACE Title Rating Corporation as C+ or better with assets in excess of $10 million, unless such title underwriter is expressly disapproved by Lender in writing.

                     Business Day: Any day that is not a Saturday, Sunday or
                     ------------
other day on which commercial banking institutions in the City of New York are authorized or obligated by law to be closed.

                     Closing Agent:  Any party other than the Borrower, or an
                     -------------
entity controlled by or affiliated with Borrower, approved by Lender to receive Advances on behalf of Borrower.

                     Closing Agent Instruction Letter:  A letter agreement in
                     --------------------------------
the form of Exhibit "E" attached hereto to be executed and delivered in
            -----------
accordance with Section 4.2(c) of this Agreement for each Mortgage Loan that is not subject to a recision period under applicable law.

                     Collateral:  The property described in Section 8.1 below.
                     ----------

                     Commitment Amount: The total amount of Advances that may be
                     -----------------
outstanding at any time under this Agreement, which amount shall be $5,000,000 or such lesser amount as provided for below. Notwithstanding the foregoing to the contrary, in the event that Borrower fails to borrow at least 125% of the then applicable Commitment Amount in each of any two consecutive calendar months, the then applicable Commitment Amount may be unilaterally reduced by Lender, in its sole discretion and upon written notice to Borrower, to a new Commitment Amount which shall be equal to 80% of the average amount of all borrowings made by Borrower during the subject two consecutive calendar months.

                     ContiMortgage Qualified Mortgage Loan: A Mortgage Loan
                     -------------------------------------
meeting that portion of the Underwriting Guidelines designated as the "ContiMortgage Underwriting Guidelines".

                     Core Documents:  As to each Mortgage Loan:
                     --------------

                     (a)  the original Note, endorsed in blank;

                     (b) either (i) the original Mortgage with official evidence of recording, or (ii) a copy of the original Mortgage, certified to Lender as a true and correct copy by an officer of Borrower or by the Closing Agent;

                     (c) an original executed assignment of mortgage (as well as all intervening assignments, if any) assigning in blank the Mortgage, which assignment(s) of mortgage shall be in form and substance acceptable for recording in the State in which the Mortgaged Property is located;

                     (d) a title insurance policy, including all required endorsement, or a "marked-up" title commitment, underwritten by an Approved Title Underwriter, insuring the lien of the Mortgage has the appropriate lien priority, with the insured identified as the Borrower and its successors and assigns as their interests may appear; and

                     (e) if applicable, the Closing Agent Instruction Letter signed by an authorized representative of the Closing Agent.

                     Essential Mortgage File Documents: As to each Mortgage
                     ---------------------------------
Loan, the (a) the Core Documents, (b) the Related Assets, and (c) the additional documents described on Exhibit "B" attached hereto as are applicable.
                       -----------

                     Event of Default: Any event of default set forth in Section
                     ----------------
10.1 below.

                     Facility Expiration Date: That date which is the earlier to
                     ------------------------
occur of (a) the effective date of a termination of this facility under Section 14 below, and (b) the occurrence of an Event of Default under Section 10.1 below.

                     Final Payment Date: That date defined as the "Final Payment
                     ------------------
Date" in Section 7.1 below.

                     Guarantee: The Guarantee as defined in Section 4.1(g)
                     ---------
below.

                     Guarantors: Steven M. Latessa, Cary Wolen, and Jon Blasi
                     ----------

                     Interest Penalty: The "Interest Penalty" rate defined in
                     ----------------
Section 6.1 below.

                     Interest Rate: The base "Interest Rate" as defined in
                     -------------
Section 6.1 below.

                     Late Fee: The "Late Fee" defined in Section 6.3(c) below.
                     --------

                     Mortgage: The deed of trust, mortgage, mortgage warranty,
                     --------
extension agreement, assumption of indebtedness, assignment and any other documents constituting the basic instruments for obtaining a lien upon, or interest, in real property to secure an obligation owed by the Mortgagor in the State in which the Mortgaged Property is located.

                     Mortgage Loan: A loan originated by Borrower for which an
                     -------------
Advance is made hereunder, which loans shall meet all of the qualifications and requirements of Lender set forth in the Underwriting Guidelines and which shall be evidenced by a Note and secured by a Mortgage and the Related Assets; Mortgage Loans shall include those loans set forth on Schedule 1 of each Request for Borrowing.

                     Mortgaged Property: The residential real property subject
                     ------------------
to the Mortgage which secures the Mortgage Loan.

                     Mortgagor:  The obligor/mortgagor under a Mortgage Loan.
                     ---------

                     Note: The original Note, bond or other evidence of the
                     ----
repayment obligation of the Mortgagor to repay the Mortgage Loan.

                     Prime Rate: The domestic prime rate of interest as
                     ----------
published in THE WALL STREET JOURNAL effective for the first Business Day of the applicable month.

                     Promissory Note: The promissory note in the form of Exhibit
                     ---------------                                     -------
"A" attached hereto to be executed and delivered by Borrower.
---

                     Qualified Investor: Any party preapproved in writing by
                     ------------------
Lender to whom Borrower intends to sell Mortgage Loans; provided, however, that Lender may rescind such approval for any or no reason upon 45 days advance notice to Borrower, or immediately in the case of the insolvency of the intended purchaser or the failure of the intended purchaser to honor any purchase commitment. All parties included on Exhibit "J" hereto are hereby approved by
                                    -----------
Lender.

                     Related Assets: For each Mortgage Loan, any and all
                     --------------
documents, instruments, collateral agreements, and any assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Notes and/or Mortgages or related thereto, including, without limitation, current insurance policies (private mortgage insurance, if applicable; flood insurance, if applicable; hazard insurance; title insurance and other applicable insurance policies) covering or related to the Mortgaged Property or the Mortgage Loan, the Notes, and all files, books, papers, ledger cards, reports and records including, without limitation, loan applications, Borrower financial statements, separate assignment of rents, if any, credit reports and appraisals. In all cases, the Related Assets shall be the original documents.

                     Request for Borrowing: A written request, substantially in
                     ---------------------
the form of Exhibit "C" hereto, executed by Borrower and delivered to Lender in
            -----------
accordance with Section 4.2(a) hereto.

                     Underwriting Guidelines: Those underwriting guidelines set
                     -----------------------
forth on Exhibit "D" attached hereto as may from time to time be amended by
         -----------
Lender.

                     Uniform Commercial Code: The Pennsylvania Commercial Code,
                     -----------------------
Title 13, Pennsylvania Consolidated Statutes, 1979, November 1, P.L. 255, Act No. 86, as codified at 13 Pa. C.S.A. e1101, et. seq., as the same may be amended from time to time.

2.         ADVANCES.
           --------

           2.1. Subject to the terms and conditions set forth in this Agreement, including without limitation that no Event of Default exists and that the terms of Section 4 below have been met, Lender hereby agrees to make Advances under
Section 2.2 below from time to time to Borrower, and Borrower hereby agrees to borrow Advances from Lender, in accordance with the terms of the Promissory Note and this Agreement; provided, however, that:
                    --------  -------

                (a) the amount of an Advance shall be 100% of the unpaid principal balance of a ContiMortgage Qualified Mortgage Loan and, to the extent non-ContiMortgage Qualified Loans are permitted under this Agreement (including the applicable Underwriting Guidelines on Exhibit "D"), 95% of the unpaid principal balance of a Mortgage Loan that is not a ContiMortgage Qualified Mortgage Loan;

                (b) within the limits of the Commitment Amount, as the same may change from time to time, Borrower may borrow, repay and reborrow pursuant to this Section 2.1; and

                (c) no Advance will be made on or after the Facility Expiration Date.

           2.2. Subject to Section 2.1 above and the other applicable terms and conditions of this Agreement, Lender shall make Advances to Borrower on each Advance Date. All Advances shall be made by wire transfer in immediately available funds to the pre-approved Closing Agent.

3.         SALE OF MORTGAGE LOANS ADVANCED UNDER THE AGREEMENT.
           ---------------------------------------------------

           3.1. Borrower may sell any Mortgage Loan for which Advances are made hereunder; provided that Borrower instructs the purchaser in writing to wire
           -------------
transfer the sale proceeds directly to the Lender's account as designated on Exhibit "I" attached hereto for the repayment of the Advance received from
-----------
Lender to fund such Mortgage Loan.

4.         CONDITIONS PRECEDENT TO ADVANCES.
           --------------------------------

           4.1. Initial Advance. The Lender's obligation to make the initial
                ---------------
Advance hereunder shall be subject to the fulfillment of the following conditions precedent:

                     (a) Delivery of Promissory Note. Borrower shall have
                         ---------------------------
executed and delivered Borrower's Promissory Note to Lender.

                     (b) Corporate Proceedings. Borrower and each corporate
                         ---------------------
Guarantor, if any, shall have furnished to Lender a copy, certified by a secretary or an assistant secretary of Borrower and each Guarantor, of the resolution of the Board of Directors of Borrower and each corporate Guarantor authorizing the execution, delivery and performance by each Guarantor of its Guarantee and by Borrower of this Agreement, the Promissory Note and the other matters contemplated hereby.

                     (c) Representation and Warranties. The representations and
                         -----------------------------
warranties contained in Section 5 hereof shall be true and correct as of the date of this Agreement and the initial Advance.

                     (d) Financing Statements and Financing Statement Searches.
                         -----------------------------------------------------

                                 (i)    Borrower shall have executed and
delivered to Lender, in the form appropriate for filing with the appropriate state and local governmental authorities designated by Lender, Uniform

Commercial Code financing statements, including any continuation statements, as are necessary and appropriate, describing the Collateral as security for Advances in order to create a first priority security interest in favor of Lender in such Collateral. The description of the Collateral shall be in form of Exhibit "K" attached hereto and made a part hereof.

                         (ii) Borrower shall provide to Lender satisfactory
searches of all Uniform Commercial Code financing statement filing offices required by Lender showing no financing statements filed against Borrower, as debtor, for collateral which is part of the Collateral.

                     (e) Corporation's Designation of Authorized Corporate
                         -------------------------------------------------
Officers. The Borrower shall have delivered to Lender an officer's certificate,
--------
attested to by the secretary or an assistant secretary of the Borrower, stating the names, titles and showing the facsimile signatures of the officers of Borrower authorized to execute and deliver this Agreement, the Promissory Note, Requests for Borrowing and any other documents, agreements or certificates contemplated hereby in the form attached hereto as Exhibit "H". Lender may
                                                   -----------
conclusively rely on such a certificate until Lender receives a further certificate executed by the secretary or an assistant secretary of Borrower amending or superseding the prior certificate. Additionally, each corporate Guarantor, if any, shall deliver to Lender an officer's certificate, attested by the secretary or assistant secretary of each Guarantor, stating the names, titles and showing the facsimile signatures of the officers of each Guarantor authorized to execute and deliver the Guarantee.

                     (f) Legal Matters. All other instruments and legal and
                         -------------
corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel, and Lender shall have received copies of all documents which it may have requested in connection herewith.

                     (g) Guarantees. The Guarantor(s) shall have each delivered
                         ----------
their joint and several Guarantee Agreement (the "Guarantee") in the form of Exhibit "F" hereto, which shall "guarantee" the Borrower's obligations under the
-----------
Promissory Note and this Agreement, including repayment of interest, fees and other sums as set forth in Section 6 and of Advances as set forth in Section 7.

                     (h) Corporation's Articles of Incorporation/Good Standing
                         -----------------------------------------------------
Certificate/Authorization to do Business. Borrower and each corporate Guarantor,
----------------------------------------
if any, shall have delivered to Lender (i) each of their articles of incorporation, certified as true and correct by the Secretaries of State for the states of their incorporation, (ii) current good standing certificates issued by the Secretaries of State for the states of their incorporation, and (iii) good standing certificates and/or qualifications to do business in each other state in which Borrower does business and is required under the laws of such state to be qualified to do business as a foreign corporation.

                     (i) Licenses. Borrower shall have delivered to Lender all
                         --------
governmental licenses, permits and approvals required to be obtained or maintained by Borrower by any governmental authorities to solicit, document, originate, close and fund Mortgage Loans.

           4.2. The Lender's obligation to make each Advance (including the initial Advance) hereunder shall be subject to the fulfillment of the following additional conditions precedent:

                     (a) Delivery of Request for Borrowing to Lender. Borrower
                         -------------------------------------------
shall have delivered to Lender in accordance with the notice provision in
Section 12.2 below, a complete and duly executed Request for Borrowing no later than one (1) Business Day prior to the requested Advance Date;

                     (b) Commitment from Qualified Investor. Borrower shall have
                         ----------------------------------
delivered to Lender a firm, binding commitment from a Qualified Investor, pre-approved by Lender, to purchase the Mortgage Loan if the Mortgage Loan is not a ContiMortgage Qualified Mortgage Loan;

                     (c) No Event of Default.  No Event of Default exists;
                         -------------------

                     (d) Delivery of Mortgage Loan Documents and Files. Borrower
                         ---------------------------------------------
shall have delivered, or caused to be delivered, to Lender the Core Documents (including without limitation the sole, original Note) with respect to each Mortgage Loan for which an Advance is to be made by Lender; provided, however, if a Mortgage Loan is not subject to a rescission period under applicable law, then:

                         (i) Borrower shall initially deliver to Lender, in
place of the executed Core Documents, copies of the Core Documents which are to be executed at the Mortgage Loan settlement, and

                         (ii) Borrower shall provide Lender with a copy of the
Closing Agent Instruction Letter in the form of Exhibit "E" attached hereto executed by an authorized representative of the Closing Agent and shall cooperate fully with Lender in assuring the Closing Agent's compliance with same.
                         Lender, at its sole discretion, may require the
delivery of all the Essential Mortgage File Documents prior to making any Advance and may require that Borrower deliver to Lender all of the Essential Mortgage File Documents related to any outstanding Advances within two business days of Lender's written request for delivery of such Essential Mortgage File Documents.

                     (e) Representations and Warranties. The representations and
                         ------------------------------
warranties contained in Section 5 below remain true and correct.

                     (f) Approval of Closing Agent. Lender shall have approved
                         -------------------------
the Closing Agent to be used by Borrower to receive the Advance and/or to disburse funds for the Mortgage Loan.

5.         REPRESENTATIONS AND WARRANTIES.
           ------------------------------

           5.1. Representations and Warranties of the Borrower and, if
                ------------------------------------------------------
Applicable, Guarantors - General. It is understood and agreed by Borrower that
--------------------------------
as a material inducement to Lender to enter into this Agreement and to make Advances, Borrower hereby represents and warrants to Lender the accuracy of each of the following as of the date of this Agreement and as of each Advance Date:

                     (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased, or the nature of the business transacted by it, makes qualification as a foreign corporation necessary ;

                     (b) The execution and delivery of this Agreement, the Promissory Note and all other documents contemplated hereby by Borrower and the performance by Borrower of the obligations to be performed by it hereunder and thereunder have been duly authorized by all necessary corporation or other similar action;

                     (c) The execution and delivery of this Agreement, the Promissory Note and the other documents contemplated hereby by Borrower and the performance by Borrower of the obligations to be performed by it hereunder and thereunder do not, and will not, violate any provision of any law, rule, regulation, agreement, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or to the charter, bylaws, certificate of organization or formation, operating agreement, or other organizational, governing or operational documents of the Borrower;

                     (d) Borrower, and all other parties which have had any interest in the Mortgage Loans, whether as mortgagee, assignee (other than Lender or assignee of Lender) or pledgee are (or during the period in which they held and disposed of such interest, were) in compliance with all applicable licensing requirements of the federal, state and local governments wherein the Mortgage Property is located or originated;

                     (e) The execution and delivery of this Agreement, the Promissory Note and the other documents contemplated hereby by Borrower and the performance by Borrower of the obligations to be performed by it hereunder and thereunder do not, and will not, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected;

                     (f) This Agreement, the Promissory Note and the other documents contemplated hereby constitute, when duly executed and delivered by Borrower, the legal, valid and binding obligation of Borrower, enforceable against Borrower according to their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights in general, including equitable remedies;

                     (g) There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower or the Collateral before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Borrower, would have a material adverse effect on the financial condition, properties or operations of Borrower;

                     (h) Borrower has no other credit facilities, including other mortgage warehousing loan facilities, except as disclosed on Exhibit "G"
                                                                   -----------
attached hereto;

                     (i) Borrower has made no other assignments or pledges of, or granted security interests, in the Collateral;

                     (j) Borrower's "chief executive office", as defined in the Uniform Commercial Code, is at its address set forth in Section 12.3 below;

                     (k) Borrower trades under no tradename or fictitious names other than as disclosed or identified in the first paragraph of this Agreement; and

                     (l) Borrower has no setoffs, defenses or counterclaims to any of its obligations hereunder under the Promissory Note.

           5.2. Representations and Warranties of the Borrower As to Each
                ---------------------------------------------------------
Mortgage Loan. It is understood and agreed by Borrower that as a material
-------------
inducement to Lender to make each Advance, the Borrower represents and warrants to the Lender as of each Advance Date with respect to each Mortgage Loan the accuracy of each of the following:

                     (a) The Note is a "negotiable instrument" as defined in the Uniform Commercial Code, the Borrower is a "holder-in-due-course" of each Note as defined in the Uniform Commercial Code, the Borrower is the sole owner of the Mortgage Loan and has the right to pledge, assign and transfer the Mortgage Loan and its related Collateral to the Lender. The Note, Mortgage and other documents executed by the Mortgagor relating to the Mortgage Loans were complete when so executed, with all blanks and missing information inserted and, if applicable, any completions after execution were authorized by the Mortgagor. The Borrower has not sold, assigned or otherwise transferred any right or interest in or to the Mortgage Loan or any of the Collateral and has not pledged the Mortgage Loan or any of the Collateral as collateral for any loan or obligation of Borrower or other purpose, except pursuant to this Agreement. The pledge of the Mortgage Loan and Collateral by the Borrower to Lender validly pledges such Mortgage Loan and Collateral to Lender free and clear of any pledges, liens, claims, encumbrances, mortgages, charges, exceptions and/or security interests of any third parties;

                     (b) Except as expressly disclosed to and agreed by the Lender in writing prior to making the relevant Advance, the Mortgage Loan conforms to: (i) the Underwriting Guidelines and the other applicable terms and conditions of this Agreement; and (ii) the conditions of any written investor approval advice which modifies or requires additional conditions (if applicable);

                     (c) All information set forth in the Request for Borrowing and attached schedules provided to Lender is true and correct in all respects, and all other information furnished to Lender by Borrower with respect to the Mortgage Loan is true and correct;

                     (d) The Note and Mortgage and the other Essential Mortgage File Documents are in every respect genuine, are the valid instrument they purport on their face to be, are the legal, valid, binding and enforceable obligation of the Mortgagor thereunder and not subject to any discount, allowance, setoff, counterclaim, presently pending bankruptcy or other defense; the Note, Mortgage and other Essential Mortgage File Documents are not forged or have affixed thereto any unauthorized signature or have been entered into by any persons without the required legal capacity; and no foreclosure (including any non-judicial foreclosure) or any other legal action has been brought by the Borrower or any senior lienholder in connection therewith;

                     (e) No instruments other than those delivered herewith to Lender are required under applicable law to evidence the indebtedness represented by the Mortgage Loan or to perfect the lien of the Mortgage;

                     (f) Except as has been disclosed to and agreed to by the Lender in writing, there is no agreement with the Mortgagor regarding any variation of the interest rate and schedules of payment (except as described in the Note and Mortgage) or other terms and conditions of the Mortgage Loan, the Mortgagor has not been released from liability on the Note, and the Mortgaged Property has not been released from the Mortgage. If the Mortgage Loan is a variable rate loan, the Borrower represents and warrants as of the Advance Date that all applicable notices required by law or regulation have been provided to the Mortgagor and that the right to future changes in the interest rate and payment schedules has not been waived by the Borrower or any previous holder of the Mortgage Loan;

                     (g) The Mortgage Loan is secured by a valid Mortgage, of the agreed-upon priority, on real property, and such Mortgage has been properly received by the appropriate public recording official to be filed, recorded or otherwise perfected in due course in accordance with applicable law in the appropriate jurisdiction;

                     (h) The origination, solicitation, documentation, execution, delivery, closing, servicing, funding and other aspects of the Mortgage Loan were not and are not in violations of any applicable federal or state laws or regulations, including, without limitation, Fair Credit Reporting Act and its Regulations, the Federal Truth-in-Lending Act and Regulation Z, the Federal Equal Credit Opportunity Act and Regulation B, the Federal Real Estate Settlement Procedures Act and Regulation X, the Federal Debt Collection Practices Act, and any federal or state consumer protection and/or usury laws and regulations. All disclosures for the Mortgage Loan required to be given to Mortgagor with law, federal, state or local, were properly made by the Borrower, or its predecessor in interest, when and as required by such federal, state and local laws. At all times relevant, Borrower, or its predecessor in interest as mortgagee, if any, maintained all necessary governmental permits, approvals and licenses necessary to solicit, originate, document, close and fund the Mortgage Loan;

                     (i) The Borrower, or the Closing Agent, holds a title insurance policy or a marked-up title commitment, title insurance binder or title certificate which is in full force and effect; which has an insurance limit at least as great as the outstanding principal balance of the Mortgage Loan; which names the Borrower, its successors and assigns, as the insured party and which is issued by an Approved Title Underwriter that is qualified to do business in the jurisdiction where the Mortgaged Property is located. Said policy shall:

                         (i)   Insure the lien of the Mortgage consistent with
the agreed-upon lien priority;

                         (ii)  Insure the absence of any prior lien of taxes or
other assessments;

                         (iii) Disclose whether all taxes and other lienable
assessments due as of the date of the policy have been paid-in-full; and

                         (iv)  Disclose all other matters to which the Mortgaged
Property is subject.

                     (j) The Note and Mortgage contain customary, valid, legal and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security created thereby;

                     (k) The proceeds of the Mortgage Loan have been fully disbursed, or will be fully disbursed, in accordance with the terms of the Mortgage Loan and applicable law within one (1) Business Day of the Advance Date, and any and all requirements as to completion of on-site and off-site improvements and disbursement of any escrow funds therefore have been complied with or will be complied with prior to the disbursement of the Mortgage Loan proceeds;

                     (l) There are no mechanic's lien or similar liens or claims which have been or can be filed for work, labor or material affecting the Mortgaged Property which are or may be liens prior to or equal with the lien priority of the Mortgage and any senior mortgage(s);

                     (m) The Mortgaged Property is free of material damage and waste and is in good repair and there is no proceeding pending or, to Borrower's knowledge, threatened for the total or partial condemnation of the Mortgaged Property;

                     (n) All matured obligations pursuant to the Note and Mortgage have been paid or performed and the Borrower has not waived any defaults, breach, violation or event of acceleration;

                     (o) The Borrower has no knowledge of any fact as to the Mortgage Loan, the other Collateral or Mortgaged Property which it has failed to disclose in writing to Lender which would materially and adversely affect the value or marketability of the Mortgage Loans, the other Collateral or the Mortgaged Property, as the case may be;

                     (p) The Borrower has no knowledge of any impediments to title that adversely affect the value, use or marketability of the Mortgage Loan or the Mortgaged Property;

                     (q) Where permitted or required by state law, the Borrower has filed of record a request for notice of action by a senior lienholder under a senior lien, and the Borrower has notified any senior lienholder in writing of the existence of the Mortgage Loan and requested notification of any action to be taken against the Borrower or Lender by the senior lienholder. The Borrower shall, upon request of the Lender, cooperate in recording a new request for action in favor of the Lender and in providing superior lienholders with written requests for notification to the Lender of action against the Mortgagor;

                     (r) Where permitted or required by local state law, the proper "Notice of Settlement" or other similar notice has been filed of record putting third parties on notice of the closing of the Mortgage Loan;

                     (s) There is no default, breach, violation or event of acceleration existing under any senior mortgage which, with notice, and the expiration of any grace or cure period, constitutes a default, breach, violation or event of acceleration;

                     (t) The Note and Mortgage contain provisions for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                     (u) The real estate appraisals made in connection with the Mortgage Loan have been performed in accordance with industry standards in the appraising industry in the area where the appraised property is located;

                     (v) To the best of Borrower's knowledge, no hazardous or toxic materials or wastes or products regulated by law or ordinance, asbestos or asbestos products or materials, polychlorinated biphenyls, lead or urea formaldehyde insulation have ever been used or employed in the construction, use or maintenance of the Mortgaged Property, or have ever been stored, treated at or disposed of in, on or about the Mortgaged Property;

                     (w) To the best of Borrower's knowledge, there has not occurred nor has any person or entity alleged that there has occurred, upon the Mortgaged Property any spillage, leakage, discharge or release into the air, soil or groundwater of any hazardous materials, contaminants or regulated wastes;

                     (x) A hazard insurance policy covering the Mortgaged Property in an amount not less than the amount of the Mortgage Loan, plus any senior liens, is in full-force and is not scheduled to expire within forty-five
(45) days of the Advance Date;

                     (y) If the Mortgage Loan has not been or is not being closed directly by an officer of Approved Title Underwriter, the Mortgage Loan has been or will be closed under a valid and binding insured closing protection letter, or other applicable protection letter, benefiting Lender from an Approved Title Underwriter. However, if the issuance of such protection letters are specifically prohibited by state law, the Closing Agent is covered for a minimum of $500,000 per occurrence in fidelity coverage either through insurance or a bond issued by an acceptable underwriter;

                     (z) The Note is the only original Note evidencing the Mortgage Loan to which it relates and all other copies thereof have been marked or stamped "COPY".

          5.3. Survival. To induce Lender to provide each Advance, Borrower
               --------
makes the representations and warranties set forth in Sections 5.1 and 5.2, each and all of which shall: (i) survive the execution and delivery of this Agreement and the making of each Advance; (ii) inure to the benefit of Lender, and its successor and assigns; and (iii) be deemed to have been relied upon in making each Advance hereunder regardless in each case of any investigation or review Lender may have or shall hereafter make.

6.         INTEREST, FEES AND OTHER PAYMENTS.
           ---------------------------------

           6.1. Interest on Advances. Except as otherwise provided herein or in
                --------------------
the Promissory Note, Borrower shall pay to Lender interest on all Advances outstanding during each calendar month at the rate of 1.0% per annum in excess of the Prime Rate ("Interest Rate"); provided, however, in the event any Advance is not repaid on or before the Advance Repayment Date, the interest payable to Lender on such Advance in accordance with this Section 6.1 shall instead be calculated at the rate of 5.0% per annum in excess of the Prime Rate, retroactive to the beginning of the monthly billing period for which interest on the Advance is being invoiced ("Interest Penalty").

           6.2. Computation of Interest. Interest shall be computed on the basis
                -----------------------
of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing the interest on each Advance, the date of making the Advance shall be included and the date of repayment shall be excluded; provided, if an Advance is repaid on the same day on which it is made, one day's interest shall be paid on that Advance.

           6.3.      Fees.  Borrower shall pay Lender the following fees:
                     ----

                     (a) Funding Fee. For each Advance made under this
                         -----------
Agreement, Borrower shall pay Lender a transaction fee of $50.00.

                     (b) Shipping Fee. For each Advance that is repaid by the
                         ------------
Borrower other than through the purchase of the related Mortgage Loan by Lender, Borrower shall pay Lender a fee of $50.00.

                     (c) Late Fee. For each Advance that is not repaid by the
                         --------
Final Payment Date, Borrower shall pay a late fee ("Late Fee") of .50% of the
                                                   ----------
outstanding amount of such Advance, and said Late Fee shall be reassessed on each monthly anniversary of the Final Payment Date that the Advance remains outstanding.

                     (d) Audit Fee. Borrower shall pay Lender an Audit Fee of
                         ---------
$1,200 annually, payable in twelve (12) equal installment of $100.

                     (e) Setup Fee. Borrower shall pay Lender a Setup Fee of
                         ---------
$1,000. This fee is a one time charge payable at signing of contract.

           6.4 Payment of Interest and Fees: Borrower shall pay Lender for all
               ----------------------------
interest and fees provided for under this Section 6 within ten (10) business days of the date of Lender's monthly invoice, or as otherwise provided for in the Promissory Note.

           6.5. Automatic Waiver of Late Fees and Interest Penalty on Delinquent
                ----------------------------------------------------------------
Advances In Certain Limited Circumstances: Notwithstanding the terms of Section
-----------------------------------------
6.1 pertaining to the Interest Penalty on delinquent Advances and of Section 6.3(c) pertaining to Late Fees, the Interest Penalty and Late Fees shall be waived automatically for any Advance that is repaid within fifteen (15) calendar days of the Advance Repayment Date, provided that the Final Payment Date has not otherwise occurred under Sections 7.1(b), (c) or (d) below, and further provided that during the calendar month for which such fees and interest are being calculated, the total amount of Advances that were not repaid by the Advance Repayment Date did not exceed twenty percent (20%) of the then outstanding Commitment Amount.

7.         REPAYMENT OF ADVANCES.
           ---------------------

           7.1. Repayment of Advances. Borrower shall repay the full amount of
                ---------------------
each outstanding Advance made under this Agreement, without notice, demand, offset or counterclaim, on the earlier to occur of (the "Final Payment Date"):

                     (a) The Advance Repayment Date for each Advance made under this Agreement;

                     (b) The date the related Mortgage Loan is sold by the Borrower;

                     (c) If the Mortgage Loan does not disburse by the date required under the terms of the Note and applicable law, then that day which is no later than the next succeeding Business Day after which the proceeds of such Mortgage Loan should have disbursed to or on behalf of the Mortgagor; or

                     (d) One (1) Business Day after any event that results in the cancellation, payoff or other liquidation of the related Mortgage Loan .

                     Such repayment shall be paid to Lender by wire transfer, to Lender's account designated on Exhibit "I" attached hereto, in immediately available funds, on the Final Payment Date.

8.         SECURITY.
           --------

           8.1. Grant of Security Interest. To secure the repayment of Advances
                --------------------------
and the performance of Borrower's obligations hereunder, under the Promissory Note and under any other documents executed and delivered in connection herewith, Borrower hereby assigns, transfers and pledges to Lender, and grants Lender a security interest in, all of Borrower's right, title and interest, powers, privileges and other benefits under, in and to the following (the "Collateral") wherever located and whether now existing or hereafter acquired, together with all of the proceeds thereof:

                     (a) All Mortgage Loans, Mortgages, Notes, the remaining portion of the Essential Mortgage File Documents for all Mortgage Loans and any other documents and property as shall be deposited with, or held by, or come into the possession of Lender pursuant to this Agreement;

                     (b) All payments and prepayments of principal, interest, penalties and other income due or to become due on all Mortgages Loans, Mortgages and Notes referred to in Section 8.1(a) above; all the right, title and interest of every nature whatsoever of Borrower in and to the Collateral described in Sections 8.1(a) and (b) and all property used in connection therewith (subject to Borrower's revocable license granted under this Agreement to collect certain payments so long as no Event of Default shall have occurred and be continuing) including, without limitation, the following:

                         (i)   All rights, liens and security interests existing
with respect to, or as security for, all such Mortgage Loans;

                         (ii)  All hazard insurance policies, title insurance
policies or, private mortgage insurance policies, condemnation proceeds with respect to each such Mortgage Loan;

                         (iii) All insurance and guaranties provided by the FHA
or VA, as the case may be, with respect to each such Mortgage Loan; and

                         (iv)  All private mortgage insurance policies with
respect to each such Mortgage Loan; and

                     (c) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records and data of Borrower related to the Mortgage Loans.

           8.2. Revocable License to Collect Debt Service Payments. So long as
                --------------------------------------------------
no Event of Default shall have occurred and is continuing, Borrower shall have the revocable license right to collect for its own account all regularly
    --------- -------
scheduled payments of principal and interest, as well as penalties and other amounts due or to become due on Mortgage Loans and pledged under this Agreement (but not proceeds from the sale of the Mortgage Loans).

           8.3. Lender Appointed Attorney-in-Fact. Borrower hereby appoints any
                ---------------------------------
officer, employee or other person so designated by Lender from time to time as Borrower's attorney-in- fact, with full power of substitution, for the purpose of taking such action, and executing such documents, in the name of Borrower or otherwise, as Lender may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment is coupled with an interest and is irrevocable. The foregoing power shall include the power to endorse Notes, execute and deliver assignments of mortgages, endorse checks from Mortgagors in payment of principal, interest or other sums due under the Mortgage Loans and to effect dispositions and transfers of the Collateral.

9.         COVENANTS OF BORROWER.
           ---------------------

           9.1. So long as the Promissory Note remains unpaid or Borrower has any obligations under this Agreement, unless Lender otherwise consents in writing, Borrower agrees as follows:

                     (a) Use of Advances. Advances will only be used by Borrower
                         ---------------
to originate Mortgage Loans which meet the Underwriting Guidelines and the other terms and conditions of this Agreement.

                     (b) Encumbrances. Borrower shall not create, incur, assume
                         ------------
or suffer to exist, any mortgage, pledge, lien or other encumbrance of any kind upon, or any security interest in, any of the Mortgage Loans and other Collateral.

                     (c) Compliance with Laws. Borrower shall comply in all
                         --------------------
material respects with all laws and regulations applicable to it in the operation of its business, including without limitation, its solicitation, origination, documentation, closing and servicing of the Mortgage Loans.

                     (d) Other Mortgage Warehouse Borrowing. Borrower shall not
                         ----------------------------------
borrow on any other mortgage warehousing lending facility or other similar lines of credit beyond those set forth on Exhibit "G" or as may hereafter be approved
                                    -----------
in writing by Lender.

                     (e) Reports of Default of Mortgage Loans. Borrower shall
                         ------------------------------------
furnish to Lender as soon as possible, and in any event within two (2) Business Days after Borrower becomes aware of, the occurrence of a default under any Mortgage Loan for which an Advance has been made and remains outstanding.

                     (f) Additional Documents or Actions. If at any time Lender
                         -------------------------------
shall deem or shall be advised that any further instruments, documents or acts or things are necessary or desirable to vest or confirm any right or remedy herein granted or required, Borrower will execute or cause to be executed and deliver any such instruments or documents and do or cause to be done any act or thing deemed necessary or desirable by Lender for such purpose.

                     (g) Tradenames. Borrower shall not trade under any
                         ----------
tradename or fictitious names except as otherwise stated in this Agreement.

                     (h) Updated Information. Upon the request of Lender,
                         -------------------
Borrower shall deliver to Lender updated good standing certificates/subsistence certificates/qualifications to do business, licenses, permits and approvals applicable to Borrower's business activities.

                     (i) Actions To Maintain Representations And Warranties As
                         -----------------------------------------------------
Accurate. Borrower shall promptly, and completely, take all actions necessary so
--------
that the representations and warranties given by Borrower in Section 5 remain true and correct at all times.

10.        EVENTS OF DEFAULT AND REMEDIES.
           ------------------------------

           10.1. Event of Default. The occurrence of any of the following
                 ----------------
conditions or events shall constitute an "Event of Default" hereunder and under the Promissory Note:

                     (a) Failure to Make Payments When Due. Failure to pay any
                         ---------------------------------
sum due hereunder or under the Promissory Note when and as due, taking into account any extension of an Advance Repayment Date granted by Lender; or

                     (b) Default in Other Agreements. The failure of Borrower to
                         ---------------------------
pay any indebtedness for borrowed money due to any third person, or the existence of any other "event of default" under any loan, security agreement, mortgage or other agreement pertaining thereto binding Borrower, after the expiration of any notice and/or grace periods permitted in such documents if the effect of such failure, default or breach is to cause, or to permit the holder or holders of that indebtedness (or a trustee on behalf of such holder or holders) to cause indebtedness of Borrower in the aggregate amount of $10,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                     (c) Breach of Warranty. Any representations or warranties
                         ------------------
made herein by Borrower or any Guarantor, or in any statement or certificate at any time given by Borrower to Lender pursuant hereto or in connection herewith, shall be false or incomplete in any material respect on the date it is made; or

                     (d) Unsatisfactory Audit. The Borrower's annual financial
                         --------------------
statements are not given an unqualified opinion by a Certified Public Accountant, or results of the Lender's audit of Borrower's books and records reveal irregularities or material control weaknesses unacceptable to Lender; or

                     (e) Other Defaults. Borrower shall fail to perform or
                         --------------
comply with any of the terms contained in this Agreement, which default is not otherwise an Event of Default provided for in this Section 10.1, by the date or within the time period for performance specified in this Agreement. In all other situations when a date or time period for performance is not specified in this Agreement, and which is not otherwise an Event of Default provided for in this
Section 10.1, Borrower shall fail to perform or comply with such terms contained in this Agreement and such failure to perform or comply has not been cured by Borrower, or waived by Lender, within fifteen (15) days after Borrower's receipt of a written notice of default from Lender; or

                     (f) Bankruptcy; Appointment of Receiver, etc. The
                         ----------------------------------------
adjudication of Borrower or any Guarantor as a bankrupt or insolvent, or the entry of an Order for Relief against Borrower or any Guarantor or the entry of an order appointing a receiver or trustee for Borrower or any Guarantor of any of their respective properties or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction; or

                     (g) Voluntary Bankruptcy; Appointment of Receiver, etc. A
                         --------------------------------------------------
proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or against Borrower or any Guarantor or Borrower or any Guarantor makes an assignment for the benefit of creditors, or Borrower or any Guarantor takes any action to authorize any of the foregoing; or

                     (h) Judgments and Attachments. The entry of a judgment for
                         -------------------------
the payment of money against Borrower or any Guarantor which, within ten (10) days after such entry, shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within five (5) days after the expiration of any such stay; or

                     (i) Dissolution; Liquidation. Borrower or any Guarantor
                         ------------------------
voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated; or

                     (j) Suspension of Operations; Inability To pay Debts; Debt
                         ------------------------------------------------------
Restructuring. The suspension of the operation of Borrower's present business,
-------------
or Borrower becoming unable to meet its debts as they mature, or the admission in writing by Borrower to such effect, or Borrower calling any meeting of all or any material portion of its creditors for the purpose of debt restructure; or

                     (k) Seizure of Assets. All or any part of the Collateral or
                         -----------------
the assets of Borrower are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors; or

                     (l) Injunctions. Borrower is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency, the effect of which order restricts Borrower from conducting all or any material part of its business; or

                     (m) Loss of Licenses. The loss, suspension, revocation or
                         ----------------
failure to renew any license or permit now held or hereafter acquired by Borrower, which loss, suspension, revocation or failure to renew might have a material adverse effect on the business profits, assets or financial condition of Borrower or makes the solicitation, documentation, closing or funding of Mortgage Loans by Borrower illegal.

           10.2.  Remedies
                  --------

                     (a) Upon the occurrence of any Event of Default, the unpaid principal amount of all outstanding Advances, and the accrued interest thereon, and all fees and costs, payable or otherwise outstanding hereunder or under the Promissory Note shall automatically become due and payable in full, without notice, presentment, demand or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the obligation of Lender to make Advances under this Agreement shall terminate.

                     (b) Upon the occurrence of any Event of Default, and in addition to any other rights, remedies or privileges which are or may be available to Lender under the Promissory Note and under any applicable rule or law, Lender may exercise any and all rights and remedies available under the Uniform Commercial Code, and Lender shall also have the following rights, remedies and privileges:

                         (i) Lender may: (A) revoke Borrower's revocable license
to collect sums due under the Mortgage Loans and notify all Mortgagors and other obligors of Collateral that the Collateral has been assigned to Lender and that all payments thereon are to be made directly to Lender or to such other party as may be designated by Lender; (B) settle, extend, modify, compromise or release, in whole or in part, any amounts outstanding or to become due under the Notes and Mortgages, as well as any other portion of the Collateral; (C) enforce payment and prosecute any action or proceeding with respect to any and all Mortgage Loans; and (D) where any such Mortgagor is in default, foreclose on, and enforce security interests in, granted pursuant to the Mortgage Loans by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                         (ii) If notice is given of the public sale of any of
the Collateral, it is agreed that notice shall be satisfactorily given for all purposes if such notice is published at least once in a newspaper of general circular in the vicinity of Borrower and in the regional edition of THE WALL STREET JOURNAL, not less than ten (10) Business Days prior to such sale. A sale of the Collateral in accordance with such notice shall be deemed a disposal of the Collateral in a commercially reasonable manner.

                         (iii) Take possession of all or any portion of the
Collateral that is not already in possession of Lender and Borrower agrees to assemble and make available the Collateral to Lender, at a place designed by Lender, which is reasonably convenient to Lender and Borrower.

                         (iv) Require Borrower to transfer to Lender all prepaid
interest, escrowed sums and other sums held by Borrower under any Mortgage
Loans.

                     (c) All remedies may be exercised cumulatively, concurrently and in such order as Lender shall determine. Any failure on the part of Lender to exercise or any delay in exercising any right or remedy hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right or remedy hereunder preclude any other exercise thereof or the exercise of any other right.

           10.3. Application of Proceeds. Any money collected by Lender pursuant
                 -----------------------
to this Section 10 shall be applied by Lender as follows, unless otherwise required by provisions of applicable law:

                     (a) First, to the payment of all expenses incurred by Lender under this Agreement or under the Promissory Note in enforcing its rights hereunder or thereunder, including all costs and expenses of collection, attorneys' fees, court costs, foreclosure expenses, and Collateral liquidation costs;

                     (b) Next, to the payment of all interest and principal on Advances payable under the Promissory Note or hereunder in such order and in such amounts as Lender shall determine; and

                     (c) Next, if available, to Borrower.

11.        INDEMNIFICATIONS.
           ----------------

           11.1      Borrower Indemnification:

                     (a) Borrower hereby agrees to protect, indemnify, defend and hold harmless Lender, its subsidiaries, affiliates, successors and assigns, and all of their respective agents, employees, officers, shareholders and directors (collectively the "Lender Indemnitees") from and against any and all liabilities, costs, expenses, judgments, damages, losses, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, arising from, connected with, or resulting from any Event of Default or due to any act of Borrower or omission by Borrower where Borrower has a duty to act; provided, however, that Borrower's obligation to indemnify pursuant to this Section 11.1(a) shall not extend to any liability arising from the gross negligence or willful misconduct of any Lender Indemnitee.

                     (b) If any legal proceeding shall be instituted, or any claim asserted with respect to which a Lender Indemnitee may seek indemnification from Borrower, the Lender Indemnitee shall have the right to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with such proceeding or claim.

           11.2      Lender Indemnification:

                     (a) Lender hereby agrees to protect, indemnify, defend and hold harmless Borrower, its subsidiaries, affiliates, successors and assigns, and all of their respective agents, employees, officers, shareholders and directors (collectively, the "Borrower Indemnitees") from and against any and all liabilities, costs, expenses, judgments, damages, losses, claims, demands, offsets, defenses, counterclaims, actions, or proceedings, by whomsoever asserted, arising from, connected with, or resulting from any breach by Lender of any agreement, covenant, representation, or warranty contained herein or any act of Lender or omission by Lender where Lender has a duty to act; provided, however, that Lender's obligation to indemnify pursuant to this Section 11.2(a) shall not extend to any liability arising from the gross negligence or willful misconduct of any Borrower Indemnitee.

                     (b) If any legal proceeding shall be instituted, or any claim asserted with respect to which a Borrower Indemnitee may seek indemnification from Lender, the Borrower Indemnitee shall have the right to be represented by counsel of its choice and to defend against, negotiate, settle, or otherwise deal with such proceeding or claim.

12.        NOTICES.
           -------

           12.1. General Notices and Communications. All notices or other
                 ----------------------------------
communications provided for herein (but specifically excluding Requests for
                                                     ---------
Borrowing) shall be in writing to the addresses set forth in Section 12.3 below (or to such other addresses as may hereafter be designated by the parties hereto by prior written notice properly given hereunder) by Certified Mail, Return Receipt Requested, postage prepaid. Such notices and other communications shall be deemed effective when received by the recipient.

           12.2. Requests for Borrowing. All Requests for Borrowing shall be
                 ----------------------
sent to Lender at the telefacsimile number set forth in Section 12.3 below (or to such other telefacsimile number as may hereafter be designated by Lender to Borrower by a notice given under Section 12.1 above) by telefacsimile transmission only. Requests for Borrowing given by telefacsimile transmissions shall only be effective when received by Lender (against evidence of a full and clear transmission and receipt) between 9:00 A.M. and 3:00 P.M. prevailing time in Philadelphia, Pennsylvania on a Business Day; otherwise, the receipt of the Request for Borrowing shall not be effective or deemed received by Lender until the next succeeding Business Day.

           12.3. Addressees, etc. The addressees and telefacsimile number of the
                 ---------------
parties are:

                 Lender:           Request for Borrowing:
                 ------            ---------------------
                                   Telefax No.       (215) 347-3199
                                   Attn:             Warehouse Lending Group
                                   All Other Notices:
                                   -----------------
                                   ContiMortgage Corporation
                                   One ContiPark
                                   338 South Warminster Road
                                   Hatboro, PA 19040-3430
                                   Attn:  Mr. Joseph D. Meehan, Vice President
                                           and Treasurer

                 Borrower:         Mortgage Plus Equity and Loan Corp.
                 --------          6851 Jericho Turnpike, Ste. 246
                                   Syosset, NY  11791
                                   Attn:  Steven M. Latessa

13.        ACCESS TO BORROWER DOCUMENTS AND INFORMATION.
           --------------------------------------------

           13.1. Borrower will maintain the books of record and account in which full, correct and current entries in accordance with Generally Accepted Accounting Principles (GAAP) will be made of all of its dealings, business and affairs, and Borrower will deliver to Lender the following:

                     (a) Annual Audited Financial Statements. As soon as
                         -----------------------------------
available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, Borrower shall provide to Lender its annual audited financial statements, prepared in accordance with GAAP, for the preceding fiscal year of Borrower, all in reasonable detail and including all supporting schedules and comments; and

                     (b) Quarterly Statements. As soon as available, and in any
                         --------------------
event within forty five (45) days after the close of each fiscal quarter of Borrower, Borrower shall provide to Lender its quarterly unaudited financial statements, balance sheet, income statement and statement of retained earnings, prepared in accordance with GAAP, for the preceding fiscal quarter and certified as true and correct by the chief financial officer of Borrower.

           Borrower shall provide to Lender, and its appointed agents, employees, or designees access to documentation and information related to the Collateral and the Borrower as Lender may request, including, but not limited to, the Mortgage Loans and any and all accounting records and financial statements of Borrower, such access being afforded without charge upon reasonable request and during normal business hours at the offices of the Borrower designated by it.

14.        TERMINATION.
           -----------

           Lender may terminate its obligations under this Agreement in its sole discretion, and for any or no reason whatsoever, upon thirty (30) days prior written notice to the Borrower. Upon such termination, or upon a termination under Section 10.2(a) above, Lender's obligation to make Advances under this Agreement shall cease. In the case of termination due to an Event of Default, all outstanding Advances, interest and fees under the Promissory Note and this Agreement shall become immediately due and payable as provided for in Section 10.2(a) above. In the case of termination under this Section 14, and absent an Event of Default, all outstanding Advances, to the accrued and unpaid interest therein and fees, shall be due and payable as otherwise provided in this Agreement and the Promissory Note.

15.        MISCELLANEOUS PROVISIONS.
           ------------------------

           15.1. Costs and Expenses. Except as explicitly provided herein,
                 ------------------
Borrower and Lender shall each fulfill its obligations pursuant hereto at its own cost and expense.

           15.2. Agency; Joint Venture. Neither this Agreement nor any action
                 ---------------------
taken pursuant hereto shall make either party an agent or representative of the other or be deemed to create a partnership or joint venture between Borrower and Lender.

           15.3. Approval of Qualified Investors, Closing Agents, Third-Party
                 ------------------------------------------------------------
Originators and Quality Control Procedures. Lender's approval, and any
------------------------------------------
subsequent revocation of an approval, of Qualified Investors, Closing Agents, third-party Mortgage Loan originators and Borrower's quality control procedures shall be at Lender's sole and absolute discretion.

           15.4. Complete Agreement; Modification; Assignment. This Agreement,
                 --------------------------------------------
and the documents attached hereto or executed in connection herewith, constitute the complete agreement between Borrower and Lender with respect to the subject matter hereof and shall not be modified, altered, or amended except by a writing signed by both Borrower and Lender. Borrower shall not assign or transfer any of its rights or obligations hereunder to a third party except with the written consent of Lender and any attempt to do so shall be null and void and of no effect. Lender may, without notice to or the consent of Borrower or any Guarantor, assign, sell, transfer, convey, pledge or encumber, to another lender, or to any other third party, any or all of Lender's interest in the Promissory Note, the Guaranty, the Collateral and any or all of the rights, remedies and benefits of Lender hereunder or thereunder or under the other documents executed and delivered in connection with this Agreement.

           15.5. No Waiver. No undertaking, agreement, covenant, representation
                 ---------
or warranty of Borrower contained herein shall be deemed to have been waived by Lender, unless such waiver is by an instrument in writing signed by Lender. Any such waiver by Lender shall not be deemed to be waiver of any other undertaking, agreement, covenant, representation or warranty. Lender's failure, at any time, to require strict performance of any provision hereof shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance therewith or performance thereof.

           15.6. Parties. Subject to the terms of Section 15.4 above, this
                 -------
Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of Borrower and Lender.

           15.7. Governing Law. This Agreement shall, in all respects, be
                 -------------
governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed in such state without regard to the conflict of laws provisions of such jurisdiction and the laws of the United States of America.

           15.8. Severability; Section Headings. Any invalidity of any provision
                 ------------------------------
of Promissory Note or this Agreement shall not affect the validity of any other provision hereof. The section headings contained herein shall be without substantive meaning and shall not be deemed to be a part of this Agreement.

           15.9. Construction. Wherever from the context it appears appropriate,
                 ------------
each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter. The words "herein," "hereof," "hereto," "hereby," and other words of similar import shall be deemed to refer to this Agreement as a whole and not to any particular section, subsection, or clause of this Agreement.

           15.10.    Litigation.
                     ----------

                     (a) Borrower consents to the in personam jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in connection with any claim or dispute arising under or in connection with this Agreement, the Promissory Note, the Guarantee or any other instrument or document delivered hereunder. If any action in connection with any such claim is commenced by Lender against Borrower in any such court Borrower also agree that service or process may be made on Borrower by certified or registered mail addressed to Borrower at its address specified in Section 12(c) above.

                     (b) Borrower waives trial by jury and the right to interpose any defense based on any statute of limitations or claim of laches in any action by or against Borrower in connection with any claim or dispute arising under or in connection with this Agreement, the Promissory Note, or the Guarantee.

           IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties intending to be legally bound hereby, as of the date first written above.

ATTEST:                                   CONTIMORTGAGE CORPORATION


________________________________          BY:_______________________________
Name:                                     Name:   Joseph D. Meehan
Title:                                    Title:  Vice President and Treasurer



ATTEST/WITNESS:                           MORTGAGE PLUS EQUITY AND LOAN CORP.


/s/ Cary Wolen                            By: /s/ Steven M. Latessa
--------------------------------             -------------------------------
Name: Cary Wolen                          Name:  Steven M. Latessa
Officers Title: Chief Operating Officer   Officers Title:  President/CEO

                             FORM OF PROMISSORY NOTE

                                                                      $5,000,000
                                                                     Syosset, NY
March 20, 1998

           FOR VALUE RECEIVED, Mortgage Plus Equity and Loan Corp., a corporation, having its principal place of business at 6851 Jericho Turnpike, Ste. 246, Syosset, NY 11791 ("Borrower"), hereby promises to pay to the order of ContiMortgage Corporation ("Lender") the lesser of the principal sum of $5,000,000 or the unpaid principal amount of all Advances made by Lender to Borrower under the terms of that certain Mortgage Warehouse Loan and Security Agreement dated as of March 20, 1998, among Borrower and Lender (as the same may be extended and amended from time to time, the "Loan Agreement"), together with interest on the unpaid balance thereof at the rates and at the times and in the amounts and manner provided in the Loan Agreement.

           This Note is issued pursuant to and entitled to the benefits of the Loan Agreement and the security interests granted therein, to which reference is hereby made, and the terms of which are hereby incorporated by reference, for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement. Reference is made to the Loan Agreement for provisions as to payment, interest, Collateral, defaults, remedies and acceleration. In the event any of the terms of this Note are inconsistent with the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America, in immediately available funds, at the office of Lender located at One ContiPark, 338 South Warminster Road, Hatboro, PA 19040-3430, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Lender, or such other person who has been so identified by the transferor in writing to Borrower as the holder of this Note, as the owner and holder of this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

           The Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

           Upon occurrence of an Event of Default, the unpaid balance of the principal amount of this Note shall become due and payable in full in the manner, upon the conditions and with the effect provided in the Loan Agreement, and the Lender shall have the rights, remedies and privileges set forth in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement, and no provision of this Note or the Loan Agreement, shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time.

           From the occurrence of an Event of Default until final payment of all sums evidenced hereby interest payable hereunder on the outstanding principal balance and all other sums due hereunder or under the Loan Agreement shall bear interest at the Interest Penalty rate set forth in Section 6.1 of the Loan Agreement. Notwithstanding the provisions of any applicable law to the contrary, the Interest Penalty rate shall apply to all sums evidenced hereby after an Event of Default and also after entry of a judgment or judgments against Borrower. Said judgment(s) shall bear interest at the Interest Penalty rate until it is satisfied in full.

           Borrower waives presentment for payment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to any extension of time, renewal, waiver or modification granted or consented to by Lender. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person or entity now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or effect the original liability under this Note, either in whole or in part, of any person or entity not a party to such agreement. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to our waiver of any right or remedy to a subsequent event.

           The use of the words "Borrower" and "Lender" shall be deemed to include the successors and assigns of the party or parties, the use of any gender shall include all genders, the singular number shall include the plural, or the plural, the singular, as the context may require; and if there shall be more than one Borrower or party constituting the Borrower, the obligation of each shall be joint and several.


WITNESS/ATTEST:                            MORTGAGE PLUS EQUITY AND LOAN CORP.

/s/ Cary Wolen                             By:  /s/ Steven M. Latessa
----------------------------------            ---------------------------------
Name:  Cary Wolen                          Name:            Steven M. Latessa
Officer's Title: Chief Operating Officer   Officer's Title: President/CEO

                                                                   EXHIBIT 10.12


                                  EXHIBIT "A"

                                PROMISSORY NOTE

                                                                       5,000,000
                                                                     Syosset, NY

March 20, 1998

           FOR VALUE RECEIVED, Mortgage Plus Equity and Loan Corp., a corporation, having its principal place of business at 6851 Jericho Turnpike, Ste. 246 Syosset, NY 11791 ("Borrower"), hereby promises to pay to the order of ContiMortgage Corporation ("Lender") the lesser of the principal sum of $5,000,000 or the unpaid principal amount of all Advances made by Lender to Borrower under the terms of that certain Mortgage Warehouse Loan and Security Agreement dated as of March 20, 1998, among Borrower and Lender (as the same may be extended and amended from time to time, the "Loan Agreement"), together with interest on the unpaid balance thereof at the rates and at the times and in the amounts and manner provided in the Loan Agreement.

           This Note is issued pursuant to and entitled to the benefits of the Loan Agreement and the security interests granted therein, to which reference is hereby made, and the terms of which are hereby incorporated by reference, for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement. Reference is made to the Loan Agreement for provisions as to payment, interest, Collateral, defaults, remedies and acceleration. In the event any of the terms of this Note are inconsistent with the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America, in immediately available funds, at the office of Lender located at One ContiPark, 338 South Warminster Road, Hatboro, PA 19040-3430, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Lender, or such other person who has been so identified by the transferor in writing to Borrower as the holder of this Note, as the owner and holder of this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

           The Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

           Upon occurrence of an Event of Default, the unpaid balance of the principal amount of this Note shall become due and payable in full in the manner, upon the conditions and with the effect provided in the Loan Agreement, and the Lender shall have the rights, remedies and privileges set forth in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement, and no provision of this Note or the Loan Agreement, shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time.

           From the occurrence of an Event of Default until final payment of all sums evidenced hereby interest payable hereunder on the outstanding principal balance and all other sums due hereunder or under the Loan Agreement shall bear interest at the Interest Penalty rate set forth in Section 6.1 of the Loan Agreement. Notwithstanding the provisions of any applicable law to the contrary, the Interest Penalty rate shall apply to all sums evidenced hereby after an Event of Default and also after entry of a judgment or judgments against Borrower. Said judgment(s) shall bear interest at the Interest Penalty rate until it is satisfied in full.

           Borrower waives presentment for payment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to any extension of time, renewal, waiver or modification granted or consented to by Lender. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person or entity now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or effect the original liability under this Note, either in whole or in part, of any person or entity not a party to such agreement. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to our waiver of any right or remedy to a subsequent event.

           The use of the words "Borrower" and "Lender" shall be deemed to include the successors and assigns of the party or parties, the use of any gender shall include all genders, the singular number shall include the plural, or the plural, the singular, as the context may require; and if there shall be more than one Borrower or party constituting the Borrower, the obligation of each shall be joint and several.



WITNESS/ATTEST:                           MORTGAGE PLUS EQUITY AND LOAN CORP.

/s/ Cary Wolen                            By: /s/ Steven M. Latessa
---------------------------------            ---------------------------------
Name: Cary Wolen                          Name:            Steven M. Latessa
Officer's Title: Chief Operating Officer  Officer's Title: President/CEO

                                 ACKNOWLEDGEMENT

STATE OF   NEW YORK         :
         ------------------
                            :         SS.
COUNTY OF  NASSAU           :
         ------------------

           On this 20th day of March, 1998, before me, a Notary Public, personally appeared Steven M. Latessa who acknowledged himself/herself to be the President of Mortgage Plus, executed the foregoing instrument for the purposes therein contained by signing the name of the _____________ by himself/herself as such __________________________.

           IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                           /s/ Corinne M. Foster
                                           ---------------------
                                               Notary Public

                                               CORINNE M. FOSTER
                                        NOTARY PUBLIC STATE OF NEW YORK
                                                NO.01FO6023296
                                          QUALIFIED IN NASSAU COUNTY
                                      COMMISSION EXPIRES JANUARY 31, 2000

                                                                   EXHIBIT 10.12

                                   EXHIBIT "B"

                        ESSENTIAL MORTGAGE FILE DOCUMENTS
                        ---------------------------------


            1.        Original Mortgage Note.

            2.        Executed endorsement in blank of the Note.

            3.        Loan Application.

            4. Verification of Employment and Income as expressed in the "Product Descriptions."

            5.        Credit Reports as expressed in the "Product Descriptions."

            6.        Appraisal Report.

            7. All necessary and legally required disclosure Statement, Federal and State.

            8.        Rescission Documents, if applicable.

            9.        Fair Lending and Equal Credit Notices, Federal and State.

            10.       Note and Disclosure Riders, when applicable.

            11.       Certified Copy of the Mortgage or Deed of Trust.

            12.       Original, recordable Assignment of the Mortgage.

            13. Preliminary Title Report and evidence that an ALTA policy has been ordered.

            14. Evidence of Hazard Insurance and documentation showing proper coverage and loss payable endorsement has been ordered.

            15. Evidence of Flood Insurance with loss payable endorsement in effect or ordered. (Only if the Subject Property is in Flood Zone "A".)

            16.       Authorization to Release Information.

            17.       Balloon Rider, if applicable.

                                                                   EXHIBIT 10.12


                                   EXHIBIT "C"

                          FORM OF REQUEST FOR BORROWING
                          -----------------------------

Telefax No. __________________
ContiMortgage Corporation
One ContiPark
338 South Warminster Road
Hatboro, PA 19040-3430

Attention: ___________________

Ladies and Gentlemen:

           This letter constitutes our request to borrow on [Date] , $ [amount] under the terms of the Mortgage Warehouse Loan and Security Agreement dated as of ____, 19__ (the "Loan Agreement") among ContiMortgage Corporation ("Lender") and [ Borrower ]. Such borrowing shall bear interest at the Interest Rate as set forth in the Loan Agreement.

           The proceeds of the borrowing are to be disbursed by Lender for each designated Mortgage Loan in accordance with the applicable terms of the Loan Agreement.

The undersigned officer of Borrower certifies that: (i) the representations and warranties of Borrower contained in the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof; (ii) no Event of Default has occurred and is continuing under the Loan Agreement or will result from the proposed borrowing; (iii) the principal amount of the proposed borrowing, when added to the principal amount of the Advances outstanding as of this date, does not exceed Commitment Amount set forth in the Loan Agreement; and (iv) Borrower has performed in all material respects all agreements and satisfied all conditions under the Loan Agreement required to be performed by it on or before the date hereof. After application of the proceeds of the Borrowing requested hereunder, the amount outstanding under the Loan Agreement will be $ _________.

The Mortgage Loans, which are being funded by this request, are as set forth in
Schedule 1 hereto.

Any capitalized terms used herein shall the meanings set forth in the Agreement.

                                            Very truly yours,

                                            [BORROWER]

                                            BY:_______________________________
                                            NAME:_____________________________
                                            OFFICER'S TITLE:__________________

                       SCHEDULE 1 TO REQUEST FOR BORROWING
                            SCHEDULE OF MORTGAGE LOANS

                                    Attached

                                                                   EXHIBIT 10.12


                                   EXHIBIT "D"

                             UNDERWRITING GUIDELINES
                             -----------------------

Underwriting Guidelines attached:

              .      ContiMortgage Underwriting Guidelines
                     a)         General Underwriting Guidelines - 17 Pages

              .      Other acceptable Underwriting Guidelines - NOT APPLICABLE

                                                                   EXHIBIT 10.12



                                   EXHIBIT "E"

                    FORM OF CLOSING AGENT INSTRUCTION LETTER
                    ----------------------------------------

Re:  _____________________________
      [Account Name and Number]

     _____________________________
      [description of loan]


[Name/Address of Closing Agent]
---------------------------------
---------------------------------
---------------------------------

Dear _______________:

This Letter Agreement shall set forth the responsibilities of [Name of Closing Agent], as agent for closing purposes of [Name of Borrower] in connection with the funding of certain [Borrower's] loans.

With regard to the above described mortgage loan, ContiMortgage Corporation ("CMC") will wire transfer to your account ______% of the mortgage loan, with [Borrower] supplying you the remainder of the funds necessary to fund the subject mortgage loan. You will oversee disbursement of the mortgage loan proceeds and will take control of the documentation executed at the mortgage loan closing, ensuring that only one set of original documents is signed by the mortgagor and that any duplicates are clearly labeled "Copy." YOU WILL FORWARD THE ORIGINAL DOCUMENTATION VIA OVERNIGHT MAIL DIRECTLY TO CMC, TO BE RECEIVED BY CMC NO LATER THAN ONE (1) BUSINESS DAY AFTER THE CLOSING. Simultaneous with the loan closing, you will transmit via facsimile to CMC a copy of this Closing Agent Instruction Letter signed by an officer, a copy of the original fully executed note endorsed in blank, a copy of the original mortgage marked by you as a true and correct copy, a copy of the executed assignment of mortgage and marked-up title commitment. In the event the loan does not disburse, you will notify CMC immediately, and you will return the funds by wire transfer to CMC within twenty-four (24) hours unless instructed in writing to do otherwise by CMC.

In the event that our funds are mishandled or misappropriated, CMC will look to you and or the title company insuring the closing for protection and reimbursement. You will also be liable to CMC for the mishandling or misappropriation of the original loan documents.

By executing and returning this Closing Agent Instruction Letter to CMC, as required below, you agree to be the "bailee" of CMC and will hold and possess the note, mortgage and other documents executed in connection with the loan in trust for and on behalf of CMC as CMC has an assignment of, and security interest in the Loan and its documents.

The mailing address for CMC is:

                     ContiMortgage Corporation
                     One ContiPark
                     338 South Warminster Road
                     Hatboro, PA   19040
                     Attn:  Warehouse Lending Group
                     Telefax: (215) 347-3199

ACCEPTED AND AGREED, WITH THE INTENT TO BE LEGALLY BOUND, THIS         DAY OF
                                                              --------
            , 19__.
-----------
                                            [Name of Closing Agent]
                                            By: ______________________________
                                            Name: ____________________________
                                                         Officer's Title:

                                                                   EXHIBIT 10.12


                                   EXHIBIT "F"

                           FORM OF GUARANTEE AGREEMENT

           THIS GUARANTEE made this 20th day of March, 1998 by and between Steven M. Latessa, Cary Wolen, Anthony Saffiotti and Jon Blasi (hereinafter called the "Guarantor(s)") and ContiMortgage Corporation, a Corporation having its principal place of business at One ContiPark, 338 South Warminster Road, Hatboro, PA 19040-3430 (hereinafter called the "Company").

                                   WITNESSETH:
                                   ----------

           WHEREAS, the Company and Mortgage Plus Equity and Loan Corp. (hereinafter referred to as "Borrower") propose to enter into a Mortgage Warehouse Loan and Security Agreement as of the date hereof (as the same may be extended and amended from time to time, the "Loan Agreement"), pursuant to which the Company will provide a revolving mortgage warehouse loan facility to Borrower for advances of funds to be used by Borrower to originate or purchase certain Mortgage Loans, and

           WHEREAS, the Borrower will issue to the Company a promissory note (as the same may be extended and amended from time to time, the "Promissory Note") to evidence the obligation of Borrower to repay advances, and the interest accrued thereon, under the warehouse facility in accordance with the terms of the Loan Agreement, and

           WHEREAS, the Guarantors are affiliated with or related to the Borrower and are desirous of having the Company enter into the Loan Agreement with Borrower and offers to guarantee the obligations of Borrower, and

           WHEREAS, the Company is willing to accept Promissory Note and enter into the Loan Agreement only if the Guarantors, jointly and severally, guarantee the full, prompt, faithful and complete performance of the terms and conditions thereof.

           NOW, THEREFORE, in consideration of the sum of $1.00 paid by the Company to the Guarantors, the receipt and sufficiency of which is hereby acknowledged, the execution of said Agreement by the Company, and intending to be legally bound hereby, the Guarantors do hereby agree as follows:

                     1. The Guarantors do, jointly and severally, hereby absolutely and unconditionally guarantee to Lender the full, prompt, faithful and complete performance and satisfaction by Borrower when due of the obligations of Borrower under the Promissory Note as well as all of the terms, covenants, warranties and conditions of the Loan Agreement, including all sums that may become due to the Company from Borrower pursuant to the terms and conditions of Promissory Note and the Loan Agreement.

                     2. This Guarantee is not limited to any particular period of time but shall continue, and shall not be revoked, until all of the terms, covenants, warranties and conditions of Promissory Note and the Loan Agreement have been fully and completely performed by Borrower or otherwise discharged by the Company in writing, and the Guarantors shall not be released of any obligation or liability hereunder so long as there is any claim of the Company against the Borrower arising out of Promissory Note or the Loan Agreement that has not been settled or discharged in full in writing.

                     3. Payment by Guarantors is due upon demand by the Company and is payable in immediately available lawful Funds of the United States of America.

                     4. The Guarantors hereby waive notice of acceptance of this Guarantee.

                     5. This Guarantee shall be enforceable by the Company without regard to, and without the necessity of the Company resorting to, any property or property interest therein held by Company at any time or from time to time as security for the performance of any of the terms, covenants, warranties and/or conditions of Promissory Note or the Loan Agreement guaranteed hereby, without regard to and without necessity for resorting to Borrower or any other guarantors for the full, prompt and complete performance by Borrower of all the terms, covenants, warranties, and conditions of Promissory Note and the Loan Agreement.

                     6. Guarantors unconditionally consent to, and waive as a defense to liability hereunder, each of the following: (a) any waiver, inaction, delay or lack of diligence by Company in enforcing its rights against Borrower, any other guarantor of the obligations of Borrower, or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the obligations of Borrower, and the absence of notice thereof to any Guarantors, (b) any action, and the absence of notice thereof to any Guarantors, taken by Company with respect to any of the obligations of Borrower, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to Borrower or of any claim, right or remedy against any Borrower or any property, (c) any impairment of Guarantors right to reimbursement by way of subrogation, indemnification or contribution,
(d) any other action taken or omitted by Company in good faith with respect to the obligations of Borrower, (e) the absence or inadequacy of any formalities of every kind in connection with enforcement of the obligations of Borrower, including presentment, demand, notice and protest, (f) the waiver of any rights of Company under or any action taken or omitted by Company with respect to any other guaranty of the obligations of Borrower, and (g) all defenses arising out of suretyship. Without limiting the generality of the foregoing, each Guarantors hereby (a) waive all notices of the present existence or future incurrence of obligations of Borrower, the amount thereof, terms and conditions thereof, and any default thereon, and (b) waive all right to stay of execution and exemption of property in any action to enforce the each Guarantor's liability hereunder.

                     7. Guarantors agree that there shall be no requirement that Company document its acceptance of this Guarantee, evidence its reliance thereon, or that Company take any action against any person or any property prior to taking action against any Guarantors. Guarantors further agree that Company's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Borrower's, or other guarantor's insolvency, or as a result of any proceeding applicable to Borrower, other guarantor or their respective property under any bankruptcy or insolvency law. Each Guarantors also agree that payments and other reductions on the obligations of Borrower may be applied to such of the obligations of Borrower and in such order as Company may elect.

                     8. Guarantors will not exercise any rights with respect to Company or Borrower related to or acquired in connection with or as a result of its making of this Guarantee which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the obligations of Borrower shall have been satisfied in full. Until such time any such rights against the Borrower shall be fully subordinate in lien and payment to any claim in connection with the obligations of Borrower which Company now or hereafter has against the Borrower.

                     9. The provisions of this Guarantee are cumulative and concurrent with Company's rights and remedies against Guarantors and Borrower. If Company holds any other guaranty or surety agreement applicable to any of the obligations of Borrower, the liability of each Guarantors hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Company in writing.

                     10. Guarantors represent and warrant that this Guarantee was not given for a "consumer credit transaction" (a credit transaction in which the party to whom credit is offered or extended is a natural person and this money is primarily for personal, family or household purposes). Guarantors represent and warrant that the representations and warranties made in Section 5 of the Loan Agreement applicable to the Guarantors are true and correct.

                     11. No amendment of any provision of this Guarantee shall be effective unless it is in writing and signed by each Guarantors and Company, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by the Guarantors therefrom, shall be effective unless it is in writing and signed by Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                     12. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                     13. The obligations of Guarantors hereunder, if more than one, shall be joint and several and shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which Guarantors may now or hereafter have against Company or Borrower, except payment of the obligations of Borrower, and shall not be affected by any change in Borrower's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to Borrower.

                     14. This Guarantee: (i) shall be binding upon the Guarantors, their heirs, personal representatives, successors and assigns; (ii) shall inure to the benefit of the Company, its successors and assigns; and (iii) shall be governed by and construed and in accordance with the laws of the Commonwealth of Pennsylvania and all judicial proceedings among the parties to this guarantee agreement shall be brought only in a court of competent jurisdiction in the Commonwealth of Pennsylvania.

                     15. Guarantors hereby represent and warrant to the Company the truth and accuracy of each of the following:

                         (a) The Guarantors are adults and legally competent;

                         (b) The execution and delivery of this Guarantee by
Guarantors and the performance hereunder does not, and will not, violate any provision of any law, rule, regulation, agreement, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantors;

                         (c) The execution and delivery of this Guarantee by
Guarantors and the performance by Guarantors of the obligations to be performed hereunder do not, and will not, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Guarantors are a party or by which their properties may be bound or affected;

                         (d) This Guarantee, when duly executed and delivered by
Guarantors, constitutes the legal, valid and binding obligation of Guarantors, enforceable against Guarantors according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights in general, including equitable remedies;

                         (e) There are no actions, suits or proceedings pending
or, to the knowledge of Guarantors, threatened against or affecting Guarantors or the properties of Guarantors before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Guarantors, would have a material adverse effect on the financial condition, properties or operations of Guarantors; and

                         (f) Guarantors have no setoffs, defenses or
counterclaims to any of their obligations hereunder under this Guarantee.

                     16. Consent To Jurisdiction And Venue. In any legal
                         ---------------------------------
proceeding involving, directly or indirectly, any matter arising out of or related to this Guarantee or the relationship evidenced hereby, Guarantors hereby irrevocably submit to the in personam jurisdiction of Courts of the Commonwealth of Pennsylvania and the Federal District Court for the Eastern District of Pennsylvania and agrees not to raise any objection to such jurisdiction or to the laying or maintaining of the venue of any such proceeding in such county. Guarantors agree that service or process in any such proceeding may be duly effected upon Guarantors by mailing a copy thereof, by certified or registered mail, processed to Guarantors at the address noted below.

           WAIVER OF JURY TRIAL. GUARANTORS HEREBY WAIVE TRIAL BY JURY AND THE
           --------------------
RIGHT TO INTERPOSE ANY DEFENSE BASED ON ANY STATUTE OF LIMITATIONS OR CLAIM OF LACHES IN ANY ACTION BY OR AGAINST GUARANTORS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTEE OR THE RELATIONSHIP EVIDENCED HEREBY.

           IN WITNESS WHEREOF, the undersigned have executed and delivered the Guarantee the day and year first above written.


WITNESS:                                INDIVIDUAL GUARANTORS

  /s/ Donna M. Celeste                  By: /s/ Steven M. Latessa
--------------------------------           --------------------------
                                        Name:      Steven M. Latessa
                                             In his or her individual capacity

                        Address of Guarantors: 83 Bayberry Lane
                                              -----------------------
                                               Smithtown, NY  11787
                                              -----------------------


WITNESS:                                INDIVIDUAL GUARANTORS

  /s/ Donna M. Celeste                  By: /s/ Cary Wolen
--------------------------------           --------------------------
                                        Name:      Cary Wolen
                                             In his or her individual capacity

                        Address of Guarantors: 49 Irving Drive
                                              -----------------------
                                               Woodbury, NY  11797
                                              -----------------------


WITNESS:                                INDIVIDUAL GUARANTORS

  /s/ Susan B. Kennedy                  By: /s/ Jon Blasi
--------------------------------           --------------------------
                                        Name:      Jon Blasi
                                             In his or her individual capacity

                        Address of Guarantors: 3 Bonton Dr.
                                              -----------------------
                                               West Orange, NJ  07052
                                              -----------------------

                               GUARANTEE AGREEMENT
                               -------------------

           THIS GUARANTEE made this 20th day of March, 1998 by and between Steven M. Latessa, Cary Wolen, Anthony Saffiotti and Jon Blasi (hereinafter called the "Guarantor") and ContiMortgage Corporation, a Corporation having its principal place of business at One ContiPark, 338 South Warminster Road, Hatboro, PA 19040-3430 (hereinafter called the "Company").

                                   WITNESSETH:

           WHEREAS, the Company and Mortgage Plus Equity and Loan Corp. (hereinafter referred to as "Borrower") propose to enter into a Mortgage Warehouse Loan and Security Agreement as of the date hereof (as the same may be extended and amended from time to time, the "Loan Agreement"), pursuant to which the Company will provide a revolving mortgage warehouse loan facility to Borrower for advances of funds to be used by Borrower to originate or purchase certain Mortgage Loans, and

           WHEREAS, the Borrower will issue to the Company a promissory note (as the same may be extended and amended from time to time, the "Promissory Note") to evidence the obligation of Borrower to repay advances, and the interest accrued thereon, under the warehouse facility in accordance with the terms of the Loan Agreement, and

           WHEREAS, the Guarantors are affiliated with or related to the Borrower and are desirous of having the Company enter into the Loan Agreement with Borrower and offers to guarantee the obligations of Borrower, and

           WHEREAS, the Company is willing to accept Promissory Note and enter into the Loan Agreement only if the Guarantors, jointly and severally, guarantee the full, prompt, faithful and complete performance of the terms and conditions thereof.

           NOW, THEREFORE, in consideration of the sum of $1.00 paid by the Company to the Guarantors, the receipt and sufficiency of which is hereby acknowledged, the execution of said Agreement by the Company, and intending to be legally bound hereby, the Guarantors do hereby agree as follows:

                     1. The Guarantors do, jointly and severally, hereby absolutely and unconditionally guarantee to Lender the full, prompt, faithful and complete performance and satisfaction by Borrower when due of the obligations of Borrower under the Promissory Note as well as all of the terms, covenants, warranties and conditions of the Loan Agreement, including all sums that may become due to the Company from Borrower pursuant to the terms and conditions of Promissory Note and the Loan Agreement.

                     2. This Guarantee is not limited to any particular period of time but shall continue, and shall not be revoked, until all of the terms, covenants, warranties and conditions of Promissory Note and the Loan Agreement have been fully and completely performed by Borrower or otherwise discharged by the Company in writing, and the Guarantors shall not be released of any obligation or liability hereunder so long as there is any claim of the Company against the Borrower arising out of Promissory Note or the Loan Agreement that has not been settled or discharged in full in writing.

                     3. Payment by Guarantors is due upon demand by the Company and is payable in immediately available lawful Funds of the United States of America.

                     4. The Guarantors hereby waive notice of acceptance of this Guarantee.

                     5. This Guarantee shall be enforceable by the Company without regard to, and without the necessity of the Company resorting to, any property or property interest therein held by Company at any time or from time to time as security for the performance of any of the terms, covenants, warranties and/or conditions of Promissory Note or the Loan Agreement guaranteed hereby, without regard to and without necessity for resorting to Borrower or any other guarantors for the full, prompt and complete performance by Borrower of all the terms, covenants, warranties, and conditions of Promissory Note and the Loan Agreement.

                     6. Guarantors unconditionally consent to, and waive as a defense to liability hereunder, each of the following: (a) any waiver, inaction, delay or lack of diligence by Company in enforcing its rights against Borrower, any other guarantor of the obligations of Borrower, or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the obligations of Borrower, and the absence of notice thereof to any Guarantors, (b) any action, and the absence of notice thereof to any Guarantors, taken by Company with respect to any of the obligations of Borrower, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to Borrower or of any claim, right or remedy against any Borrower or any property, (c) any impairment of Guarantors right to reimbursement by way of subrogation, indemnification or contribution,
(d) any other action taken or omitted by Company in good faith with respect to the obligations of Borrower, (e) the absence or inadequacy of any formalities of every kind in connection with enforcement of the obligations of Borrower, including presentment, demand, notice and protest, (f) the waiver of any rights of Company under or any action taken or omitted by Company with respect to any other guaranty of the obligations of Borrower, and (g) all defenses arising out of suretyship. Without limiting the generality of the foregoing, each Guarantors hereby (a) waive all notices of the present existence or future incurrence of obligations of Borrower, the amount thereof, terms and conditions thereof, and any default thereon, and (b) waive all right to stay of execution and exemption of property in any action to enforce the each Guarantors's liability hereunder.

                     7. Guarantors agree that there shall be no requirement that Company document its acceptance of this Guarantee, evidence its reliance thereon, or that Company take any action against any person or any property prior to taking action against any Guarantors. Guarantors further agree that Company's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Borrower's, or other guarantor's insolvency, or as a result of any proceeding applicable to Borrower, other guarantor or their respective property under any bankruptcy or insolvency law. Each Guarantors also agree that payments and other reductions on the obligations of Borrower may be applied to such of the obligations of Borrower and in such order as Company may elect.

                     8. Guarantors will not exercise any rights with respect to Company or Borrower related to or acquired in connection with or as a result of its making of this Guarantee which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the obligations of Borrower shall have been satisfied in full. Until such time any such rights against the Borrower shall be fully subordinate in lien and payment to any claim in connection with the obligations of Borrower which Company now or hereafter has against the Borrower.

                     9. The provisions of this Guarantee are cumulative and concurrent with Company's rights and remedies against Guarantors and Borrower. If Company holds any other guaranty or surety agreement applicable to any of the obligations of Borrower, the liability of each Guarantors hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Company in writing.

                     10. Guarantors represent and warrant that this Guarantee was not given for a "consumer credit transaction" (a credit transaction in which the party to whom credit is offered or extended is a natural person and this money is primarily for personal, family or household purposes). Guarantors represent and warrant that the representations and warranties made in Section 5 of the Loan Agreement applicable to the Guarantors are true and correct.

                     11. No amendment of any provision of this Guarantee shall be effective unless it is in writing and signed by each Guarantors and Company, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by the Guarantors therefrom, shall be effective unless it is in writing and signed by Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                     12. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                     13. The obligations of Guarantors hereunder, if more than one, shall be joint and several and shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which Guarantors may now or hereafter have against Company or Borrower, except payment of the obligations of Borrower, and shall not be affected by any change in Borrower's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to Borrower.

                     14. This Guarantee: (i) shall be binding upon the Guarantors, their heirs, personal representatives, successors and assigns; (ii) shall inure to the benefit of the Company, its successors and assigns; and (iii) shall be governed by and construed and in accordance with the laws of the Commonwealth of Pennsylvania and all judicial proceedings among the parties to this guarantee agreement shall be brought only in a court of competent jurisdiction in the Commonwealth of Pennsylvania.

                     15. Guarantors hereby represent and warrant to the Company the truth and accuracy of each of the following:

                         (a) The Guarantors are adults and legally competent;

                         (b) The execution and delivery of this Guarantee by
Guarantors and the performance hereunder does not, and will not, violate any provision of any law, rule, regulation, agreement, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantors;

                         (c) The execution and delivery of this Guarantee by
Guarantors and the performance by Guarantors of the obligations to be performed hereunder do not, and will not, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Guarantors are a party or by which their properties may be bound or affected;

                         (d) This Guarantee, when duly executed and delivered by
Guarantors, constitutes the legal, valid and binding obligation of Guarantors, enforceable against Guarantors according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights in general, including equitable remedies;

                         (e) There are no actions, suits or proceedings pending
or, to the knowledge of Guarantors, threatened against or affecting Guarantors or the properties of Guarantors before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Guarantors, would have a material adverse effect on the financial condition, properties or operations of Guarantors; and

                         (f) Guarantors have no setoffs, defenses or
counterclaims to any of their obligations hereunder under this Guarantee.

                     16. Consent To Jurisdiction And Venue. In any legal
                         ---------------------------------
proceeding involving, directly or indirectly, any matter arising out of or related to this Guarantee or the relationship evidenced hereby, Guarantors hereby irrevocably submit to the in personam jurisdiction of Courts of the Commonwealth of Pennsylvania and the Federal District Court for the Eastern District of Pennsylvania and agrees not to raise any objection to such jurisdiction or to the laying or maintaining of the venue of any such proceeding in such county. Guarantors agree that service or process in any such proceeding may be duly effected upon Guarantors by mailing a copy thereof, by certified or registered mail, processed to Guarantors at the address noted below.

           WAIVER OF JURY TRIAL. GUARANTORS HEREBY WAIVE TRIAL BY JURY AND THE
           --------------------
RIGHT TO INTERPOSE ANY DEFENSE BASED ON ANY STATUTE OF LIMITATIONS OR CLAIM OF LACHES IN ANY ACTION BY OR AGAINST GUARANTORS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTEE OR THE RELATIONSHIP EVIDENCED HEREBY.

           IN WITNESS WHEREOF, the undersigned have executed and delivered the Guarantee the day and year first above written.

WITNESS:                                INDIVIDUAL GUARANTORS

  /s/ Donna M. Celeste                  By: /s/ Steven M. Latessa
--------------------------------           --------------------------
                                        Name:      Steven M. Latessa
                                             In his or her individual capacity

                        Address of Guarantors: 83 Bayberry Lane
                                              -----------------------
                                               Smithtown, NY  11787
                                              -----------------------


WITNESS:                                INDIVIDUAL GUARANTORS

  /s/ Donna M. Celeste                  By: /s/ Cary Wolen
--------------------------------           --------------------------
                                        Name:      Cary Wolen
                                             In his or her individual capacity

                        Address of Guarantors: 49 Irving Drive
                                              -----------------------
                                               Woodbury, NY  11797
                                              -----------------------


WITNESS:                                INDIVIDUAL GUARANTORS

  /s/ Susan B. Kennedy                  By: /s/ Jon Blasi
--------------------------------           --------------------------
                                        Name:      Jon Blasi
                                             In his or her individual capacity

                        Address of Guarantors: 3 Bonton Dr.
                                              -----------------------
                                               West Orange, NJ  07052
                                              -----------------------

                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF   NEW YORK     :
         ---------------
COUNTY OF  NASSAU       :
         ---------------

           On this 2Oth day of March, 1998, I state that Steven M. Latessa of Smithtown, an individual of the State of New York, appeared before me, a Notary Public for the State of New York, and is/are known to me (satisfactory proven) to be the person(s) whose name(s) is/are subscribed to the within Guarantee Agreement and acknowledged that he/she/they executed the same for the purposes therein contained.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal.


                                         /s/ Corinne M. Foster
                                         ---------------------
                                             NOTARY PUBLIC

                                             CORINNE M. FOSTER
                                        NOTARY PUBLIC STATE OF NEW YORK
                                                NO.01FO6023296
                                          QUALIFIED IN NASSAU COUNTY
                                      COMMISSION EXPIRES JANUARY 31, 2000



                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF  NEW YORK   :
        -------------
COUNTY OF  NASSAU    :
         ------------

           On this 20 day of March, 1998, I state that Cary Wolen of Woodbury, an individual of the State of New York, appeared before me, a Notary Public for the State of New York, and is/are known to me (satisfactory proven) to be the person(s) whose name(s) is/are subscribed to the within Guarantee Agreement and acknowledged that he/she/they executed the same for the purposes therein contained.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal.

                                         /s/ Corinne M. Foster
                                         ---------------------
                                             NOTARY PUBLIC

                                             CORINNE M. FOSTER
                                        NOTARY PUBLIC STATE OF NEW YORK
                                                NO.01FO6023296
                                          QUALIFIED IN NASSAU COUNTY
                                      COMMISSION EXPIRES JANUARY 31, 2000

                           INDIVIDUAL ACKNOWLEDGEMENT


STATE OF  NEW JERSEY  :
        --------------
COUNTY OF   ESSEX     :
         -------------


           On this 23rd day of March, 1998, I state that Jon P. Blasi of West Orange, an individual of the State of New Jersey , appeared before me, a Notary Public for the State of New Jersey, and is/are known to me (satisfactory proven) to be the person(s) whose name(s) is/are subscribed to the within Guarantee Agreement and acknowledged that he/she/they executed the same for the purposes therein contained.


          IN WITNESS WHEREOF, I have hereunto set my hand and seal.


                                             /s/ Susan B. Kennedy
                                             --------------------
                                                NOTARY PUBLIC

                                                SUSAN B. KENNEDY
                                          NOTARY PUBLIC OF NEW JERSEY
                                      MY COMMISSION EXPIRES MARCH 1, 2001


                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF              :
        --------------
COUNTY OF             :
         -------------


           On this _________ day of _____________, 19__, I state that ________
of ____, an individual of the State of _______ , appeared before me, a Notary Public for the State of _______ , and is/are known to me (satisfactory proven) to be the person(s) whose name(s) is/are subscribed to the within Guarantee Agreement and acknowledged that he/she/they executed the same for the purposes therein contained.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal.



                                             ____________________________
                                                     NOTARY PUBLIC

                                                                   EXHIBIT 10.12



                                   EXHIBIT "G"

                 LISTING OF OTHER CREDIT FACILITIES OF BORROWER
                 ----------------------------------------------


        1.)   THE SUMMIT TRUST COMPANY                  $12,000,000.00

                                                                   EXHIBIT 10.12




                                   EXHIBIT "H"

                              OFFICER'S CERTIFICATE
                              ---------------------


The undersigned, Secretary [title] of Mortgage Plus Equity and Loan Corp., a corporation ("Borrower"), hereby certifies in connection with that certain Mortgage Warehouse Loan and Security Agreement dated March 20, 1998 (the "Loan and Security Agreement") by and between ContiMortgage Corporation, a Delaware corporation, and Borrower that the following individuals are authorized on behalf of Borrower to execute and deliver Requests for Borrowing, endorse Notes, assign Mortgages, and execute and deliver other documents binding Borrower.

Name: Steven M. Latessa
     --------------------------------------
Title: President/CEO
      -------------------------------------
Facsimile Signature: /s/ Steven M.Latessa
                    -----------------------
Authority Levels:                          *
                 --------------------------

Name: Cary Wolen
     --------------------------------------
Title: Chief Operating Officer
      -------------------------------------
Facsimile Signature: /s/ Cary Wolen
                    -----------------------
Authority Levels:                          *
                 --------------------------

Name: Jon Blasi
     --------------------------------------
Title: Chief Operating Officer of B/C
      -------------------------------------
Facsimile Signature: /s/ Jon P. Blasi
                    -----------------------
Authority Levels: Chief Operating Officer, Home Equity Servicer*
                 ----------------------------------------------

           *List all authorized activities for each individual by the following code numbers: Authorized to: 1 = Execute the Loan and Security Agreement, the Promissory Note, the UCC-1 Financing Statements and any other documents necessary to effectuate the terms of the Loan and Security Agreement; 2 = Endorse Notes; 3 = Assign Mortgages; 4 = Designate Controlled Disbursement Accounts; 5 = Execute Requests for Borrower; 6 = [other - specify ]

           IN WITNESS WHEREOF, the undersigned has executed this certificate, this 20th day of March, 1998.

                                     Mortgage Plus Equity and Loan Corp.
                                     By:    /s/ Cary Wolen
                                        --------------------------------
                                     Name:  Cary Wolen
                                          ------------------------------
                                     Title: Chief Operating Officer
                                           -----------------------------

                                                                   EXHIBIT 10.12



                                   EXHIBIT "I"

                               WIRING INSTRUCTIONS
                               -------------------


LENDER'S WIRING INSTRUCTIONS:
         Bank:               Chase Manhattan Bank
         City, State         New York, NY
         ABA/Routing #       021000021
         Account Name        ContiMortgage Corporation Warehouse Advance
                             Recovery Account
         Account #           304-100323

                                                                   EXHIBIT 10.12



                                   EXHIBIT "J"

                         LISTING OF QUALIFIED INVESTORS
                         ------------------------------

          1.)   CONTIMORTGAGE CORPORATION
          2.)   BENEFICIAL MORTGAGE CORPORATION
          3.)   INDUSTRY MORTGAGE
          4.)   THE C.I.T. GROUP
          5.)   FIRSTCITY CAPITAL CORPORATION
          6.)   G.E. CAPITAL
          7.)   DELTA FUNDING CORPORATION
          8.)   THE ASSOCIATES

                                                                   EXHIBIT 10.12



                                  EXHIBIT "K"

                                 SCHEDULE "A"
                                 ------------
                                  (To UCC-1)

           ContiMortgage Corporation, a Delaware corporation, is the "Secured Party" in its capacity as lender under that certain Mortgage Warehouse Loan And Security Agreement, dated 3/20/98 (as the same may be extended, amended and renewed from time to time, the "Agreement"), by and between ContiMortgage Corporation and Mortgage Plus Equity and Loan Corp., as borrower (the "Borrower").


                                  COLLATERAL

           Borrower hereby assigns, transfers and pledges to ContiMortgage Corporation, and grants ContiMortgage Corporation a security interest in, all of Borrower's right, title and interest, powers, privileges and other benefits under, in and to the following (the "Collateral") wherever located and whether now existing or hereafter acquired, together with all of the proceeds thereof:

           (a) All Mortgage Loans, Mortgages, Notes, the remaining portion of the Essential Mortgage File Documents for all Mortgage Loans and any other documents and property as shall be deposited with, or held by, or come into the possession of ContiMortgage Corporation pursuant to the Agreement;

           (b) All payments and prepayments of principal, interest, penalties and other income due or to become due on all Mortgage Loans, Mortgages and Notes referred to in paragraph (a) above; all the right, title and interest of every nature whatsoever of Borrower in and to the Collateral described in paragraph
(a) above and this paragraph (b) and all property used in connection therewith including, without limitation, the following:

                     (i) All rights, liens and security interests existing with respect to, or as security for, all such Mortgage Loans;

                     (ii) All hazard insurance policies, title insurance policies or, private mortgage insurance policies, condemnation proceeds with respect to each such Mortgage Loan;

                     (iii) All insurance and guaranties provided by the FHA or VA, as the case may be, with respect to each such Mortgage Loan; and

                     (iv) All private mortgage insurance policies with respect to each such Mortgage Loan; and

           (c) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records and data of Borrower related to the Mortgage Loans.

           All defined terms used herein not otherwise defined in this description of the Collateral shall have the meanings given in the Agreement.

           Copies of the Agreement are on file with ContiMortgage Corporation as Secured Party.